UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

December 17, 2025

Commission File Number: 000-1289047

AI TECHNOLOGY GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1044677
(State of Incorporation)	(IRS Employer Identification No.)

50 W. Liberty Street, Suite 880, Reno, NV 89501

(Address of principal executive offices, zip code)

(800) 394-7440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note: AI Technology Group Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K (this “Amendment”), originally filed with the Securities Exchange Commission (the “SEC”) on December 17, 2025 (the “Original 8-K”), to replace an incorrect version of the Share Exchange Agreement filed as Exhibit 2.1. The correct version of the Share Exchange Agreement, which is the version amended, executed and delivered among the parties thereto, is filed as Exhibit 10.1 hereto and supersedes and replaces in its entirety Exhibit 2.1 to the Original 8-K. This Amendment amends or changes the defined term “AVM” to “AVMN” from the information previously disclosed in the Original Form 8-K. Further, the Company has amended Item 2.01 to amend its Convertible Debentures amounted to $1,587,00, an increase of $462,000, convertible into 634,800 common shares of the Corporation, an increase of 50,000 shares of common stock.

Item 1.01 – Entry into a Material Definitive Agreement

On December 15, 2025, AI Technology Group Inc. (the “Corporation”) entered into a Share Exchange Agreement as amended hereto with AVM Biotechnology Inc., a Nevada corporation (“AVMN”), and Biomed 360 Solutions Corp., a British Columbia corporation (“Biomed 360”), the sole shareholder of AVMN.

Under the terms of the agreement, the Corporation agreed to acquire 100% of the issued and outstanding shares of AVMN in exchange for 100 common shares of the Corporation. As a result, AVMN became a wholly-owned subsidiary of the Corporation.

The transaction is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

Item 2.01 – Completion of Acquisition or Disposition of Assets

On December 15, 2025, the Corporation completed the acquisition of AVMN.

•	Consideration: 100 common shares of the Corporation issued to Biomed 360 in exchange for 100 common shares of AVM.
•	Result: AVMN is now a wholly-owned subsidiary of the Corporation.
•

Convertible Debentures: On December 15, 2025, AVMN had outstanding convertible debentures totaling $1,587,000, convertible into 634,800 common shares of the Corporation. These debentures will be converted into common shares of the Corporation pursuant to the Share Exchange Agreement.

Item 3.02 – Unregistered Sales of Equity Securities

The shares issued in connection with the acquisition were not registered under the Securities Act of 1933 and are considered restricted securities under Rule 144. The issuance was made in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act.

Item 9.01 – Financial Statements and Exhibits

•

(a) Financial Statements of Business Acquired: The financial statements of AVMN required by Rule 3-05 of Regulation S-X will be filed by amendment to this Form 8-K within 71 calendar days after the date this initial report is filed.

•	(b) Pro Forma Financial Information: Pro forma financial information required by Article 11 of Regulation S-X will be filed by amendment within 71 calendar days.
•	(d) Exhibits:

○	Exhibit 10.1 – Amended Share Exchange Agreement dated December 15, 2025, among AI Technology Group Inc., AVM Biotechnology Inc., and Biomed 360 Solutions Corp.
○	Exhibit 101 – Cover Page Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI TECHNOLOGY GROUP INC.

Date: March 5, 2026	By:	/s/ Marcus Johnson
Marcus Johnson
Chief Executive Officer

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